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                                                                    EXHIBIT 99.1

                                CERTIFICATION OF

                             CHIEF EXECUTIVE OFFICER

I, Roger S. Siboni, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

    1. The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.

November 13, 2002                         /s/ Roger S. Siboni
                                          --------------------------------------
                                          Roger S. Siboni
                                          Chief Executive Officer



                                CERTIFICATION OF

                             CHIEF FINANCIAL OFFICER

I, Kevin J. Yeaman, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

    1. The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.

November 13, 2002                         /s/ Kevin J. Yeaman
                                          --------------------------------------
                                          Kevin J. Yeaman
                                          Chief Financial Officer